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                                                            EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the following Registration Statements of Unocal Corporation, Registration Statements on Form S-8 (Nos. 2-93452, 33-43231, 33-41601 and 33-43232) and Registration Statement on Form S-3 (No. 33-38505-01) of our report, dated February 14, 1994, which appears on page 28 of this Annual Report on Form 10-K.


                                              /s/ COOPERS & LYBRAND

                                              COOPERS & LYBRAND
                                              Los Angeles, California
                                              March 30, 1994